Table of Contents
Third Quarter 2015

Section I - Third Quarter 2015 Earnings Press Release
Section II - Financial Information		Section III - Core Portfolio Information

Company Information………………………………………………………	4	Core Properties……………………………………………………………	25
Market Capitalization…………………………………………………………………	5	Core Top Tenants…………………………………………………………………	27
Operating Statements		Core Lease Expirations…………………………………………	28
Pro-rata Consolidation…………………………………………………………	6	Core New and Renewal Rent Spreads…………………………………………	29
Funds…………………………………………………………………………	7	Core Capital Expenditures………………………………	30
Funds from Operations ("FFO"), Adjusted FFO ("AFFO")	9	Portfolio Demographics…………………………………	31
EBITDA………………………………………………………………………	10
Same Property Net Operating Income…………………………………………	11
Fee Income…………………………………………………………	12	Section IV - Fund Information
Balance Sheet - Pro-rata Consolidation…………………………………	13
Structured Financing………………………………………	14	Fund Overview…………………………………………………	34
Other Information		Fund Properties…………………………………………………………	35
2015 Transactional Activity……………………………………	15	Fund Lease Expirations………………………………………………………	36
2015 Guidance………………………………………………	16	Development Activity………………………………………………………………	37
Net Asset Valuation Information……………………………	17
Selected Financial Ratios……………………………………………	18
Debt Analysis
Summary…………………………………………………………	19
Detail………………………………………………………………………	20	Important Notes……………………………………………………………………………………	38
Pro Forma Core Portfolio………………………	23
Maturities………………………………………………………………	24

Visit www.acadiarealty.com for additional investor and portfolio information

Company Information

Acadia Realty Trust is a fully-integrated equity real estate investment trust, focused on the ownership, acquisition, redevelopment and management of high-quality retail properties located in key street and urban retail corridors as well as suburban locations within high-barrier-to-entry, densely-populated metropolitan areas. Acadia owns, or has an ownership interest in, these properties through its core portfolio and through a series of opportunistic/value-add investment funds. Additional information may be found on the Company’s website at www.acadiarealty.com.

Contact Information

	Corporate Headquarters	Investor Relations	New York Stock Exchange
	411 Theodore Fremd Avenue	Amy Racanello	Symbol AKR
	Suite 300	Vice President,
	Rye, NY 10580	Capital Markets & Investments
(914) 288-3345
aracanello@acadiarealty.com

Analyst Coverage

	Bank of America / Merrill Lynch	Cowen and Company	KeyBanc Capital Markets, Inc.
	Craig Schmidt - (646) 855-3640	James Sullivan - (646) 562-1380	Todd Thomas - (917) 368-2286
	craig.schmidt@baml.com	james.sullivan@cown.com	tthomas@keybanccm.com

	Bank of Montreal	Green Street Advisors	RBC Capital Markets
	Paul Adornato, CFA - (212) 885-4170	Jason White, CFA - (949) 640-8780	Rich Moore, CFA - (440) 715-2646
	paul.adornato@bmo.com	jwhite@greenstreetadvisors.com	rich.moore@rbccm.com

	Citigroup - Global Markets	J.P. Morgan Securities, Inc.	UBS
	Christy McElroy - (212) 816-6981	Michael W. Mueller, CFA - (212) 622-6689	Ross Nussbaum - (212) 713-2484
	christy.mcelroy@citi.com	michael.w.mueller@jpmorgan.com	ross.nussbaum@ubs.com

Market Capitalization
(including pro-rata share of Fund debt, in thousands)

				Capitalization
	Total Market Capitalization			based on	Changes in Total Common Shares Outstanding and OP Units (in thousands)				Weighted Average
	$		%	Net Debt[1]					Diluted EPS		FFO
Equity Capitalization						Common Shares	OP Units	Total	Quarter	YTD	Quarter	YTD
Common Shares	69,021				Balance at 12/31/2014	68,109	3,664	71,773	64,241	59,711	67,836	62,420
Common Operating Partnership ("OP") Units	3,891				ATM Issuance	571	—	571
Combined Common Shares and OP Units	72,912				Other	52	249	301
					Balance at 3/31/2015	68,732	3,913	72,645	68,655	68,655	72,586	72,586
Share Price at September 30, 2015	$30.07				ATM Issuance	52	—	52
					Other	45	(22)	23
Equity Capitalization - Common Shares and OP Units	$2,192,464				Balance at 6/30/2015	68,829	3,891	72,720	69,134	68,896	73,060	72,824
Preferred OP Units	754	[2]			ATM Issuance	185	—	185
Total Equity Capitalization	2,193,218		76%	77%	Other	7	—	7
					Balance at 9/30/2015	69,021	3,891	72,912	69,174	68,990	73,090	72,914
Debt Capitalization
Consolidated debt	1,315,579
Adjustment to reflect pro-rata share of debt	(622,549)
Total Debt Capitalization	693,030		24%	23%

Total Market Capitalization	$2,886,248		100%	100%

Notes:
[1] Reflects debt net of Core Portfolio cash balance of	$28,307
pro-rata share of Funds cash balance of	9,326
and pro-rata share of restricted cash relating to City Point financing of	3,240
for total cash netted against debt of	$40,873

[2] Represents 188 Series A Preferred OP Units convertible into 25,067 Common OP units multiplied by the Common Share price at quarter end.
[3] Fixed-rate debt includes notional principal fixed through interest rate swap transactions.
[4] Less then 1% Preferred OP Units

	Market Capitalization [4]

Common Shares
72%
Common OP Units 4%
Fixed-Rate Debt 3 19%
Variable-Rate Debt 5%

Income Statements - Pro-rata Consolidation [1]
(in thousands)

	Year-to-date ended September 30, 2015			Three months ended September 30, 2015
	Core Portfolio	Funds	Total	Core Portfolio	Funds	Total

CORE PORTFOLIO AND FUND INCOME

PROPERTY REVENUES
Minimum rents	$80,859	$6,964	$87,823	$28,065	$2,141	$30,206
Percentage rents	140	31	171	5	7	12
Expense reimbursements - CAM	7,253	779	8,032	2,224	180	2,404
Expense reimbursements - Taxes	12,471	1,181	13,652	4,138	292	4,430
Other property income	533	311	844	104	127	231
Total Property Revenues	101,256	9,266	110,522	34,536	2,747	37,283

PROPERTY EXPENSES
Property operating - CAM	9,268	1,232	10,500	2,889	375	3,264
Other property operating (Non-CAM)	1,795	378	2,173	965	86	1,051
Real estate taxes	14,232	1,507	15,739	4,818	446	5,264
Total Property Expenses	25,295	3,117	28,412	8,672	907	9,579

NET OPERATING INCOME - PROPERTIES	75,961	6,149	82,110	25,864	1,840	27,704

OTHER INCOME (EXPENSE)
Interest income	10,956	472	11,428	4,664	230	4,894
Straight-line rent income	2,697	450	3,147	816	183	999
Above/below market rent	4,417	299	4,716	2,221	134	2,355
Interest expense [2]	(18,162)	(1,575)	(19,737)	(6,044)	(489)	(6,533)
Amortization of finance costs	(904)	(416)	(1,320)	(330)	(179)	(509)
Above/below market interest expense	878	5	883	204	(6)	198
Loss on extinguishment of debt	—	(26)	(26)	—	—	—
Asset and property management expense	(185)	(176)	(361)	(75)	(47)	(122)
Other income/(expense)	2,471	109	2,580	1,582	283	1,865
Transaction costs	(1,191)	(501)	(1,692)	(369)	(7)	(376)
Impairment of asset	(1,111)	—	(1,111)	—	—	—
CORE PORTFOLIO AND FUND INCOME	75,827	4,790	80,617	28,533	1,942	30,475

FEE INCOME
Asset and property management fees	10,230	(21)	10,209	3,258	—	3,258
Transactional fees [3]	7,316	—	7,316	2,442	—	2,442
Income tax (provision)/benefit	(429)	(41)	(470)	(462)	(47)	(509)
Total Fee Income	17,117	(62)	17,055	5,238	(47)	5,191

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments	—	1,132	1,132	—	40	40
Promote income - RCP	420	—	420	—	—	—
Income tax (provision)/benefit (RCP)	—	(458)	(458)	—	—	—
Total Promote, RCP and Other Income	420	674	1,094	—	40	40

General and Administrative	(22,424)	(178)	(22,602)	(7,195)	(19)	(7,214)

Depreciation and amortization	(34,622)	(2,935)	(37,557)	(14,051)	(1,022)	(15,073)
Non-real estate depreciation and amortization	(501)	—	(501)	(241)	—	(241)
Gain on disposition of properties	—	12,610	12,610	—	1,403	1,403
Gain on sale of City Point air rights	—	9,404	9,404	—	—	—
Income before noncontrolling interests	35,817	24,303	60,120	12,284	2,297	14,581

Noncontrolling interest - OP	(1,914)	(1,388)	(3,302)	(671)	(134)	(805)

NET INCOME	$33,903	$22,915	$56,818	$11,613	$2,163	$13,776

Notes:
[1] Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.
The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating its pro-rata share for each of the above line items.
In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods.
[2] Net of capitalized interest of $925 and $2,547 for the three and nine months, respectively.
[3] Consists of development, construction, leasing and legal fees.

Income Statements - Funds [1]
(in thousands)
	Year-to-date ended September 30, 2015
		AKR Pro-		AKR Pro-		AKR Pro-		AKR Pro-		AKR Pro-		AKR Pro-	Total
		rata share		rata share		rata share		rata share		rata share		rata share	AKR Pro-
	Fund I	22.22%	Mervyns I	22.22%	Fund II	20.00%	Mervyns II	20.00%	Fund III	19.90%	Fund IV	23.12%	rata share

PROPERTY REVENUES
Minimum rents	$40	$8	$—	$—	$5,605	$1,121	$—	$—	$16,981	$3,379	$10,626	$2,456	$6,964
Percentage rents	—	—	—	—	—	—	—	—	131	27	14	4	31
Expense reimbursements - CAM	—	—	—	—	261	52	—	—	2,429	484	1,050	243	779
Expense reimbursements - Taxes	—	—	—	—	222	45	—	—	4,481	891	1,058	245	1,181
Other property income	139	31	—	—	481	97	—	—	80	16	723	167	311
Total Property Revenues	179	39	—	—	6,569	1,315	—	—	24,102	4,797	13,471	3,115	9,266

PROPERTY EXPENSES
Property operating - CAM	9	1	—	—	1,332	267	—	—	3,326	662	1,307	302	1,232
Other property operating (Non-CAM)	13	3	—	—	762	153	—	—	655	131	396	91	378
Real estate taxes	10	2	—	—	1,026	205	—	—	4,503	896	1,748	404	1,507
Total Property Expenses	32	6	—	—	3,120	625	—	—	8,484	1,689	3,451	797	3,117

NET OPERATING INCOME - PROPERTIES	147	33	—	—	3,449	690	—	—	15,618	3,108	10,020	2,318	6,149

OTHER INCOME (EXPENSE)
Interest income	—	—	—	—	308	62	—	—	517	103	1,326	307	472
Straight-line rent income	—	—	—	—	659	132	—	—	201	40	1,204	278	450
Above/below market rent	—	—	—	—	—	—	—	—	1,054	210	385	89	299
Interest expense	—	—	—	—	(547)	(109)	—	—	(2,698)	(537)	(4,016)	(929)	(1,575)
Amortization of finance costs	—	—	—	—	(186)	(38)	—	—	(586)	(116)	(1,132)	(262)	(416)
Above/below market interest expense	—	—	—	—	—	—	—	—	24	5	—	—	5
Gain on extinguishment of debt	—	—	—	—	(24)	(5)	—	—	(106)	(21)	—	—	(26)
Asset and property management expense [2]	—	—	—	—	(62)	(13)	—	—	(158)	(31)	(572)	(132)	(176)
Other income/(expense)	1	—	—	—	(24)	(4)	—	—	1,151	228	(501)	(115)	109
Transaction costs	—	—	—	—	—	—	—	—	—	—	(2,170)	(501)	(501)
Fund Income	148	33	—	—	3,573	715	—	—	15,017	2,989	4,544	1,053	4,790

FEE INCOME
Asset and property management fees	—	—	—	—	—	—	—	—	(101)	(21)	—	—	(21)
Income tax provision	—	—	—	—	—	—	—	—	(207)	(41)	—	—	(41)
Total Fee Income	—	—	—	—	—	—	—	—	(308)	(62)	—	—	(62)

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments	—	—	1,656	368	1,175	235	2,645	529	—	—	—	—	1,132
Provision for income taxes (RCP)	—	—	(887)	(197)	—	—	(1,305)	(261)	—	—	—	—	(458)
Total Promote, RCP and Other Income	—	—	769	171	1,175	235	1,340	268	—	—	—	—	674

GENERAL AND ADMINISTRATIVE	37	7	(4)	(1)	(31)	(6)	(13)	(3)	(403)	(80)	(411)	(95)	(178)

Depreciation and amortization	(2)	—	—	—	(2,276)	(455)	—	—	(5,934)	(1,181)	(5,619)	(1,299)	(2,935)
Gain on disposition of properties	61	14	—	—	10,858	2,172	—	—	52,313	10,411	58	13	12,610
Gain on sale of City Point air rights	—	—	—	—	47,020	9,404	—	—	—	—	—	—	9,404
Income before noncontrolling interest	244	54	765	170	60,319	12,065	1,327	265	60,685	12,077	(1,428)	(328)	24,303

Noncontrolling interest - OP	(13)	(3)	(90)	(20)	(3,180)	(636)	(145)	(29)	(3,507)	(698)	(9)	(2)	(1,388)

NET INCOME	$231	$51	$675	$150	$57,139	$11,429	$1,182	$236	$57,178	$11,379	$(1,437)	$(330)	$22,915

Notes:
[1] Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods.

The Company currently invests in Funds I, II, III & IV and Mervyn's which are consolidated with the Company's financial statements.
[2] Funds I, II, III & IV and the Mervyn's entities pay various fees and promotes to the Company. As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.

Income Statements - Funds [1]
(in thousands)
	Three months ended September 30, 2015
		AKR Pro-		AKR Pro-		AKR Pro-		AKR Pro-		AKR Pro-		AKR Pro-	Total
		rata share		rata share		rata share		rata share		rata share		rata share	AKR Pro-
	Fund I	22.22%	Mervyns I	22.22%	Fund II	20.00%	Mervyns II	20.00%	Fund III	19.90%	Fund IV	23.12%	rata share

PROPERTY REVENUES
Minimum rents	$10	$2	$—	$—	$1,527	$305	$—	$—	$4,970	$989	$3,656	$845	$2,141
Percentage rents	—	—	—	—	—	—	—	—	23	5	7	2	7
Expense reimbursements - CAM	—	—	—	—	50	10	—	—	667	133	160	37	180
Expense reimbursements - Taxes	—	—	—	—	40	8	—	—	1,072	213	306	71	292
Other property income	126	28	—	—	203	41	—	—	12	2	243	56	127
Total Property Revenues	136	30	—	—	1,820	364	—	—	6,744	1,342	4,372	1,011	2,747

PROPERTY EXPENSES
Property operating - CAM	5	1	—	—	383	77	—	—	1,004	200	421	97	375
Other property operating (Non-CAM)	(18)	(4)	—	—	128	26	—	—	169	34	130	30	86
Real estate taxes	—	—	—	—	296	59	—	—	1,354	269	511	118	446
Total Property Expenses	(13)	(3)	—	—	807	162	—	—	2,527	503	1,062	245	907

NET OPERATING INCOME - PROPERTIES	149	33	—	—	1,013	202	—	—	4,217	839	3,310	766	1,840

OTHER INCOME (EXPENSE)
Interest income	—	—	—	—	243	49	—	—	181	36	626	145	230
Straight-line rent income	—	—	—	—	235	47	—	—	110	22	492	114	183
Above/below market rent	—	—	—	—	—	—	—	—	286	57	334	77	134
Interest expense	—	—	—	—	(29)	(6)	—	—	(682)	(136)	(1,499)	(347)	(489)
Amortization of finance costs	—	—	—	—	(74)	(15)	—	—	(177)	(35)	(556)	(129)	(179)
Above/below market interest expense	—	—	—	—	—	—	—	—	(31)	(6)	—	—	(6)
Loss on extinguishment of debt	—	—	—	—	—	—	—	—	—	—	—	—	—
Asset and property management expense [2]	—	—	—	—	—	—	—	—	(2)	—	(204)	(47)	(47)
Other income/(expense)	—	—	—	—	(7)	(1)	—	—	1,188	235	210	49	283
Transaction costs	—	—	—	—	—	—	—	—	—	—	(32)	(7)	(7)
Fund Income	149	33	—	—	1,381	276	—	—	5,090	1,012	2,681	621	1,942

FEE INCOME
Asset and property management fees	—	—	—	—	—	—	—	—	—	—	—	—	—
Income tax benefit	—	—	—	—	—	—	—	—	(237)	(47)	—	—	(47)
Total Fee Income	—	—	—	—	—	—	—	—	(237)	(47)	—	—	(47)

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments	—	—	—	—	—	—	200	40	—	—	—	—	40
Income tax (provision)/benefit (RCP)	—	—	—	—	—	—	—	—	—	—	—	—	—
Total Promote, RCP and Other Income	—	—	—	—	—	—	200	40	—	—	—	—	40

GENERAL AND ADMINISTRATIVE	79	17	(3)	(1)	17	3	(6)	(1)	(36)	(7)	(129)	(30)	(19)

Depreciation and amortization	—	—	—	—	(640)	(128)	—	—	(1,806)	(359)	(2,313)	(535)	(1,022)
Gain on disposition of properties	61	14	—	—	—	—	—	—	6,978	1,389	—	—	1,403
Gain on disposition of City Point	—	—	—	—	—	—	—	—	—	—	—	—	—
Income before noncontrolling interest	289	64	(3)	(1)	758	151	194	39	9,989	1,988	239	56	2,297

Noncontrolling interest - OP	(18)	(4)	—	—	(75)	(15)	(10)	(2)	(553)	(110)	(13)	(3)	(134)

NET INCOME	$271	$60	$(3)	$(1)	$683	$136	$184	$37	$9,436	$1,878	$226	$53	$2,163

Notes:
[1] Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods.

The Company currently invests in Funds I, II, III & IV and Mervyn's which are consolidated with the Company's financial statements.
[2] Funds I, II, III & IV and the Mervyn's entities pay various fees and promotes to the Company. As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.

Funds from Operations ("FFO") [1]
(in thousands)

	Current	Current	Previous	Previous		Historic
	Year-to-Date	Quarter	Quarter	Quarter	Year-to-Date	Quarter
	Period ended	3 months ended	3 months ended	3 months ended	Period ended	3 months ended
Funds from operations ("FFO"):	September 30, 2015	September 30, 2015	June 30, 2015	March 31, 2015	September 30, 2014	September 30, 2014

Net Income	$56,818	$13,776	$26,495	$16,547	$61,623	$28,564
Add back:
Depreciation of real estate and amortization of leasing costs:
(net of noncontrolling interest share)	37,550	15,073	11,541	10,936	27,607	9,766
Gain on disposition of properties (net of noncontrolling interest share)	(12,610)	(1,403)	(5,805)	(5,402)	(33,180)	(20,953)
Impairment of asset	1,111	—	1,111	—	—	—
Income attributable to noncontrolling interests'
share in Operating Partnership	3,313	811	1,530	973	2,672	1,350

FFO to Common Shareholders and Common OP Unit holders	$86,182	$28,257	$34,872	$23,054	$58,722	$18,727

Add back: Transaction costs	1,692	203	203	1,113	3,519	1,721
FFO before transaction costs	$87,874	$28,460	$35,075	$24,167	$62,241	$20,448

Adjusted Funds from operations ("AFFO"):
Diluted FFO	$86,182	$28,257	$34,872	$23,054	$58,722	$18,727
Straight-line rent, net	(3,147)	(999)	(1,193)	(955)	(2,646)	(909)
Above/below market rent	(4,716)	(2,355)	(1,136)	(1,225)	(2,500)	(664)
Amortization of finance costs	1,320	509	406	405	1,137	375
Above/below market interest	(883)	(198)	(340)	(345)	(598)	(200)
Loss on extinguishment of debt	26	—	5	21	90	2
Non-real estate depreciation	501	241	130	130	387	130
Leasing commissions	(1,303)	(482)	(611)	(210)	(711)	(134)
Tenant improvements	(5,602)	(2,437)	(2,074)	(1,091)	(3,635)	(1,259)
Capital expenditures	(2,742)	(651)	(414)	(1,677)	(777)	(187)
AFFO to Common Shareholders and Common OP Unit holders	$69,636	$21,885	$29,645	$18,107	$49,469	$15,881

Total weighted average diluted shares and OP Units:	72,915	73,090	73,060	72,586	60,595	62,797

Diluted FFO per Common share and OP Unit:
FFO	$1.18	$0.39	$0.48	$0.32	$0.97	$0.30
FFO before transaction costs	$1.21	$0.39	$0.48	$0.33	$1.03	$0.33

AFFO	$0.96	$0.30	$0.41	$0.25	$0.82	$0.25
AFFO before transaction costs	$0.98	$0.30	$0.41	$0.26	$0.87	$0.28

Notes:
1 Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

EBITDA
(in thousands)

	Year-to-Date			Current Quarter
	Period ended September 30, 2015			Three months ended September 30, 2015
	Core			Core
	Portfolio	Funds	Total	Portfolio	Funds	Total

NET INCOME	$33,903	$22,915	$56,818	$11,613	$2,163	$13,776

Adjustments:
Depreciation and amortization	35,123	2,935	38,058	14,292	1,022	15,314
Interest expense	18,162	1,575	19,737	6,044	489	6,533
Amortization of finance costs	904	416	1,320	330	179	509
Above/below market interest	(878)	(5)	(883)	(204)	6	(198)
Gain on disposition of properties	—	(12,610)	(12,610)	—	(1,403)	(1,403)
Gain on sale of City Point air rights	—	(9,404)	(9,404)	—	—	—
Impairment of asset	1,111	—	1,111	—	—	—
Provision for income taxes	429	499	928	462	47	509
Loss on extinguishment of debt	—	26	26	—	—	—
Noncontrolling interest - OP	1,914	1,388	3,302	671	134	805

EBITDA	$90,668	$7,735	$98,403	$33,208	$2,637	$35,845

Core Portfolio
Same Property Performance [1]
(in thousands)

	Year-to-Date			Quarter

	Period ended			Three months ended
			Change			Change
	September 30, 2015	September 30, 2014	Favorable/(Unfavorable)	September 30, 2015	September 30, 2014	Favorable/(Unfavorable)

Revenue
Minimum rents	$58,931	$57,158	3.1%	$19,865	$19,120	3.9%
Expense reimbursements	14,057	14,184	(0.9)%	4,360	4,490	(2.9)%
Other property income	521	352	48.0%	34	111	(69.4)%

Total Revenue	73,509	71,694	2.5%	24,259	23,721	2.3%

Expenses
Property operating - CAM & Real estate taxes	17,054	17,150	0.6%	5,343	5,482	2.5%
Other property operating (Non-CAM)	1,262	1,305	3.3%	543	621	12.6%

Total Expenses	18,316	18,455	0.8%	5,886	6,103	3.6%

Same Property NOI - Core properties	$55,193	$53,239	3.7%	$18,373	$17,618	4.3%

Reconciliation of Same Property NOI to Core NOI
NOI of Properties excluded from Same Property NOI	20,768	6,433		7,491	3,115
Core NOI [2]	$75,961	$59,672		$25,864	$20,733

Other same property information
Physical Occupancy	97.0%	96.4%
Leased Occupancy	97.4%	97.1%

Notes:
[1] The above amounts include the pro-rata activity related to the Company's Core consolidated and unconsolidated investments.
[2] See "Income Statement - Consolidated."

Fee income by Fund
(in thousands)

	Fund I	Fund II	Fund III	Fund IV	Other	Total
Year-to-date ended September 30, 2015
Asset and property management fees and priority distributions	$ 28	$ 1,829	$ 3,242	$ 4,657	$ 474	$ 10,230
Transactional fees	29	4,083	925	1,920	359	7,316
Total fees and priority distributions	$ 57	$ 5,912	$ 4,167	$ 6,577	$ 833	$ 17,546

	Fund I	Fund II	Fund III	Fund IV	Other	Total
Quarter ended September 30, 2015
Asset and property management fees and priority distributions	$ 6	$ 579	$ 973	$ 1,561	$ 139	$ 3,258
Transactional fees	17	1,364	328	526	207	2,442
Total fees and priority distributions	$ 23	$ 1,943	$ 1,301	$ 2,087	$ 346	$ 5,700

	Fund I	Fund II	Fund III	Fund IV	Other	Total
Previous Quarter ended June 30, 2015
Asset and property management fees and priority distributions	$ 11	$ 598	$ 1,070	$ 1,553	$ 132	$ 3,364
Transactional fees	6	955	264	989	64	2,278
Total fees and priority distributions	$ 17	$ 1,553	$ 1,334	$ 2,542	$ 196	$ 5,642

	Fund I	Fund II	Fund III	Fund IV	Other	Total
Previous Quarter ended March 31, 2015
Asset and property management fees and priority distributions	$ 11	$ 652	$ 1,199	$ 1,543	$ 203	$ 3,608
Transactional fees	6	1,764	333	405	88	2,596
Total fees and priority distributions	$ 17	$ 2,416	$ 1,532	$ 1,948	$ 291	$ 6,204

Pro-Rata Consolidated Balance Sheet
(in thousands)
	Notes	Consolidated	Noncontrolling	Company's	Pro-Rata
		Balance	Interest in	Interest in	Consolidated
		Sheet	Consolidated	Unconsolidated	Balance
	[1,2]	As Reported	Subsidiaries	Subsidiaries	Sheet	Notes
ASSETS
Real estate						[1] The interim consolidated balance sheet is unaudited, although it
Land		$492,216	$(128,292)	$45,683	$409,607	reflects all adjustments, which in the opinion of management,
Buildings and improvements		1,560,761	(368,303)	160,989	1,353,447	are necessary for the fair presentation of the consolidated
Construction in progress		17,533	(12,246)	101	5,388	balance sheet for the interim period.
		2,070,510	(508,841)	206,773	1,768,442
Less: accumulated depreciation		(286,797)	67,763	(10,667)	(229,701)	[2] The Company currently invests in Funds I, II, III & IV and Mervyns I & II
Net real estate		1,783,713	(441,078)	196,106	1,538,741	which are consolidated within the Company's financial statements.
						To provide investors with supplemental information, the Company's
Net real estate under development	[3]	575,195	(462,987)	4,714	116,922	investments in these joint ventures are reflected above on a pro-rata
						basis by calculating its ownership percentage for each of the asset
Cash and cash equivalents		72,814	(37,856)	2,675	37,633	and liability line items. Similarly, the presentation also includes
Cash in escrow		27,033	(16,756)	2,069	12,346	the Company's pro-rata share of assets and liabilities for
Restricted cash		16,201	(12,961)	—	3,240	unconsolidated investments which are accounted for under the equity
Investments in and advances to unconsolidated affiliates		162,101	(61,263)	(100,334)	504	method of accounting in the Company's financial statements.
Rents receivable, net		7,968	(1,076)	1,889	8,781
Straight-line rents receivable, net		29,963	(12,062)	1,665	19,566
Notes receivable		153,351	(32,041)	—	121,310	[3] The components of Net real estate under development are as follows:
Deferred charges, net		32,824	(16,951)	2,543	18,416	Fund II	$500,644
Prepaid expenses and other assets	[4]	57,231	9,735	508	67,474	Fund III	38,567
Acquired lease intangibles		49,690	(10,171)	1,680	41,199	Fund IV	33,141
						Other	2,843
Total Assets		$2,968,084	$(1,095,467)	$113,515	$1,986,132
						Total Funds	$575,195
LIABILITIES AND SHAREHOLDERS' EQUITY
						[4] The components of Prepaid expenses and other assets are as follows:
Mortgage and other notes payable		$1,110,079	$(687,696)	$120,891	$543,274	Due from Fund Investors	$35,972
Unsecured notes payable		205,500	(55,744)	—	149,756
Valuation of debt at acquisition, net of amortization		1,674	—	—	1,674	Accrued interest on Notes receivable	8,696
Acquired lease intangibles		31,248	(6,301)	433	25,380	Prepaid expenses	7,182
Accounts payable and accrued expenses		41,461	(10,902)	3,283	33,842	Other	15,624
Dividends and distributions payable		17,744	—	—	17,744
Share of losses in excess of inv. in unconsolidated affiliates		13,406	—	(13,406)	—	Total	$67,474
Other liabilities		32,431	(11,384)	2,314	23,361

Total Liabilities		1,453,543	(772,027)	113,515	795,031

Shareholders' equity:
Common shares		69	—	—	69
Additional paid-in capital		1,056,587	—	—	1,056,587
Accumulated other comprehensive loss		(7,342)	—	—	(7,342)
Retained earnings		38,861	—	—	38,861
Total controlling interest		1,088,175	—	—	1,088,175
Noncontrolling interest in subsidiary		426,366	(323,440)	—	102,926
Total Shareholders' Equity		1,514,541	(323,440)	—	1,191,101

Total Liabilities and Shareholders' Equity		$2,968,084	$(1,095,467)	$113,515	$1,986,132

Structured Financing Portfolio
(in thousands)

							Stated	Effective
	Previous			Current	Accrued		Interest	Interest	Maturity
Investment	Principal	Advances	Repayments	Principal	Interest	Total	Rate	Rate [1]	Dates

First mortgage notes	$65,169	$—	$—	$65,169	$451	$65,620	6.66%	7.16%	2015 to 2018

Mezzanine, preferred equity and other notes	63,862	—	(15,984)	47,878	7,768	55,646	12.91%	13.00%	2016 to 2020

Total notes receivable	$129,031	$—	$(15,984)	$113,047	$8,219	$121,266	9.31%	9.63%

Note:
[1] Inclusive of points and exit fees.

Reconciliation of Notes Receivable to the Consolidated Balance Sheet

Total Notes Receivable per above				$113,047
Other loans (pro-rata share)				8,263

Total Notes Receivable per Pro-Rata Balance Sheet				$121,310

2015 Transactional Activity
(in thousands)

Acquisitions:

Property Name	Purchase Price	Ownership %	Acadia Share	Month of Transaction	Location	Key Tenants

Core Portfolio:

2015 Transactions

City Center	$ 155,000	100%	$ 155,000	March	San Francisco, CA	City Target, Best Buy
163 Highland Avenue	24,000	100%	24,000	March	Needham, MA	Staples, Petco
Roosevelt Galleria	19,600	100%	19,600	September	Chicago, IL	Petco, Vitamin Shoppe

Total	$ 198,600		$ 198,600

Funds:

Fund IV:

1035 Third Avenue	$ 51,036	100%	$ 51,036	January	New York, NY	—
801 Madison Avenue	33,000	100%	33,000	April	New York, NY	—
650 Bald Hill Road	9,216	90%	8,294	October	Warwick, RI	—
2208-2216 Fillmore Road	8,625	90%	7,763	October	San Francisco, CA	Eileen Fisher

Total	$ 101,877		$ 100,093

Dispositions:

Property Name	Disposition Price	Ownership %	Fund Share	Month of Transaction	Location	Key Tenants

Funds:

Fund I:

Kroger-Safeway	$ 278	60%	$ 167	September	Indianapolis, IN	Kroger

Fund II:

Liberty	$ 24,000	99%	$ 23,784	May	Queens, NY	CVS
City Point - Phase 3 Air Rights	115,571	94%	108,804	May	Brooklyn, NY

	$ 139,571		$ 132,588

Fund III:

Lincoln Park Centre	$ 64,000	100%	$ 64,000	January	Chicago, IL	Design Within Reach
White City Shopping Center	96,750	84%	81,270	April	Shrewsbury, MA	Shaw's (Supervalu)
Parkway Crossing	27,275	90%	24,548	July	Parkville, MD	Home Depot, Shop Rite

	$ 188,025		$ 169,818

Total Funds	$ 327,874		$ 302,573

Structured Finance Investments:

Investment	Loan Amount	Effective Interest Rate	Maturity Date	Month of Transaction	Location	Extension Options

Core Portfolio:

135 East 65th Street	$15,000	6%	May, 2016	May	New York, NY	1 x 12 mos.
55-57 Spring Street	26,000	7%	June, 2018	June	New York, NY	1 x 12 mos.

Total	$41,000

2015 Guidance

Note: 2015 FFO and EPS guidance and comparable 2014 results are before acquisition costs and gains on the sale of depreciated property
(in millions except per share amounts, all per share amounts are fully diluted)
	Notes	2015 Guidance	2014 Actual
Summary:

Fully diluted Common Shares and OP Units		73,000 to 73,500	62,420

Full year Funds from Operations ("FFO") per share	[1]	$1.53 to $1.56	$1.35

Earnings per Share ("EPS")	[2]	$0.88 to $0.91	$0.71

FFO Components:

Core and pro-rata share of Fund ("Fund") portfolio income		$110.0 to $111.2	$87.9

Asset and property management fee income, net of TRS taxes		$12.5 to $12.7	$15.1

Transactional fee income, net of TRS taxes		$8.3 to $8.7	$6.9

Other Fund related income, net of taxes	[3]	$11.0 to $11.2	$1.1

General and administrative expense		$(30.0) to $(29.5)	($27.0)

FFO		$111.8 to $114.3	$84.0

Additional Guidance Assumptions:

Same property net operating income ("NOI") growth		3.75% to 4.25%

Core acquisitions		$250.0 to $350.0

Fund acquisitions		$200.0 to $300.0

Notes:
[1] Excludes acquisition costs which totaled $0.09 for the year ended December 31, 2014
[2] Excludes acquisition costs and gains on sale of property which aggregated $0.47 for the year ended December 31, 2014
[3] 2015 includes promote income, gain on sale of City Point residential air rights, RCP Venture income and other income, all net of taxes

Net Asset Valuation Information
(in thousands)

	CORE			FUND II				FUND III				FUND IV
				Fund Level		AKR Pro-rata Share		Fund Level		AKR pro-rata share		Fund Level		AKR pro-rata share
	Quarterly		Annualized (x4)	Quarterly	Annualized (x4)%		$	Quarterly	Annualized (x4)%		$	Quarterly	Annualized (x4)%		$
Current NOI
Net Operating Income	$25,864	[1]	$103,456	$1,013	$4,052	20.00%	$810	$4,217	$16,868	19.90%	$3,357	$3,310	$13,240	23.12%	$3,061
Less:
(Income)/ loss from properties sold or under contract				—	—		—	(104)	(416)		(83)	—	—		—
(Income)/ loss from pre-stabilized assets [2]				(400)	(1,600)		(320)	(539)	(2,156)		(429)	(1,779)	(7,116)		(1,645)
(Income)/ loss from development projects [3]				(35)	(140)		(28)	—	—		—	(50)	(200)		(46)
Net Operating Income of stabilized assets				578	2,312		462	3,574	14,296		2,845	1,481	5,924		1,370

Costs to Date
Pre-stabilized assets [2]					$72,635		$14,527		$63,553		$12,647		$143,039		$33,071
Development projects [3]					351,300		70,260		34,200		6,806		120,600		27,883

Total Costs to Date					$423,935		$84,787		$97,753		$19,453		$263,639		$60,954

Debt			$530,236		$393,762		$74,100		$174,145		$32,739		$254,419		$55,955

Gross asset value [2]
Net Asset Value

Notes:
[1] Does not include a full quarter of NOI for those assets purchased during the third quarter 2015. See "Transactions Activity" page in this supplemental for descriptions of those acquisitions.
[2] Consists of the following projects:
Fund II:
161st Street
Fund III:
640 Broadway
654 Broadway
Nostrand
Fund IV:
2819 Kennedy Blvd
Paramus Plaza
17 East 71st Street
1035 Third Avenue
1151 Third Avenue
Eden Square
[3] See "Redevelopment Activity" page in this supplemental

Selected Financial Ratios
(in thousands)

	Three months ended September 30,		Period ended September 30,			Three months ended September 30,	Three months ended June 30,

	2015	2014	2015	2014		2015	2015
COVERAGE RATIOS [1]					LEVERAGE RATIOS

Fixed-Charge Coverage Ratios					Debt/Market Capitalization Ratios

EBITDA [2] divided by:	$33,208	$21,973	$90,668	$68,587	Debt + Preferred Equity (Preferred O.P. Units)	$693,784	$707,534
Interest expense	6,044	5,250	18,162	15,532	Total Market Capitalization	2,886,248	2,824,413
Principal Amortization	1,272	1,409	3,990	3,615	Debt+Preferred Equity/Total Market Capitalization	24%	25%
Preferred Dividends [3]	6	6	18	19
Fixed-Charge Coverage Ratio - Core Portfolio	4.5x	3.3x	4.1x	3.6x	Debt [6]	652,911	652,894
					Total Market Capitalization	2,845,375	2,769,773
EBITDA divided by:	$35,845	$24,600	$98,403	$76,887	Net Debt+Preferred Equity/Total Market Capitalization	23%	24%
Interest expense	6,533	5,955	19,737	17,930
Principal Amortization	1,429	1,620	4,520	4,144	Debt/EBITDA Ratios
Preferred Dividends	6	6	18	19
					Debt	530,236	542,658
Fixed-Charge Coverage Ratio - Core Portfolio and Funds	4.5x	3.2x	4.1x	3.5x	EBITDA (Annualized)	132,832	122,204
					Debt/EBITDA - Core Portfolio	4.0x	4.4x
Payout Ratios
					Debt [5]	501,929	508,509
Dividends declared (per share/OP Unit)	$0.24	$0.23	$0.72	$0.69	EBITDA (Annualized)	132,832	122,204
					Net Debt/EBITDA - Core Portfolio	3.8x	4.2x
Dividends (Shares) & Distributions (OP Units) declared	$17,744	$14,859	$53,112	$42,965
FFO	28,257	18,727	86,182	58,722	Debt [4]	693,030	706,804
FFO Payout Ratio	63%	79%	62%	73%	EBITDA (Annualized)	143,380	130,392
FFO Payout Ratio before acquisition costs	62%	73%	60%	69%	Debt/EBITDA - Core Portfolio and Funds	4.8x	5.4x

Dividends (Shares) & Distributions (OP Units) paid	$17,744	$14,859	$53,112	$42,965	Debt [6]	652,911	652,894
AFFO	21,885	15,881	69,636	45,325	EBITDA (Annualized)	143,380	130,392
AFFO Payout Ratio	81%	94%	76%	95%	Net Debt/EBITDA - Core Portfolio and Funds	4.6x	5.0x
AFFO Payout Ratio before acquisition costs	80%	84%	74%	88%

Notes:

[1]
Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of FFO, AFFO, EBITDA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures.

[2]	See page 10 for a calculation of EBITDA.
[3]	Represents preferred distributions on Preferred Operating partnership Units.
[4]	Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt.
[5]	Reflects debt net of the current Core Portfolio cash balance at end of period.
[6]	Reflects debt net of the current Core Portfolio and pro-rata share of the Funds cash balance at end of period.

Portfolio Debt - Summary
Reconciliation from Pro-Rata Share of Debt to Consolidated Debt per Financial Statement
(in thousands)

	Acadia Pro-Rata Share of Debt [2]							Reconciliation to Consolidated Debt as Reported
								Add:	Less:	Acadia
	Core Portfolio		Funds		Total			Noncontrolling	Pro-rata Share of	Consolidated
	Principal	Interest	Principal	Interest	Principal	Interest		Interest Share of	Unconsolidated	Debt
Unsecured Debt	Balance	Rate	Balance	Rate	Balance	Rate		Consolidated Debt [3]	Debt [4]	As Reported

Fixed-Rate Debt [1]	$99,247	3.7%	$—	n/a	$99,247	3.7%	14%	$—	$—	$99,247
Variable-Rate Debt	34,253	1.7%	—	n/a	34,253	1.7%	5%	161	—	34,414
							19%
Mortgage and Other Notes Payable

Fixed-Rate Debt [1]	396,736	4.9%	54,342	4.3%	451,078	4.6%	65%	366,348	(106,897)	710,529
Variable-Rate Debt	—	—	108,452	2.2%	108,452	2.2%	16%	376,931	(13,994)	471,389
							81%

Total	$530,236	4.4%	$162,794	2.9%	$693,030	4.0%	100%	$743,440	$(120,891)	1,315,579
Unamortized premium										1,674
										$1,317,253

Notes:
[1] Fixed-rate debt includes notional principal fixed through swap transactions.
[2] Represents the Company's pro-rata share of debt based on its percent ownership.
[3] Represents the noncontrolling interest pro-rata share of consolidated partnership debt based on its percent ownership.
[4] Represents the Company's pro-rata share of unconsolidated partnership debt based on its percent ownership.

Portfolio Debt - Detail
(in thousands)

	Principal Balance at	Acadia's Pro-rata Share		Interest	Maturity	Extension
Property	September 30, 2015	Percent	Amount	Rate	Date	Options

CORE PORTFOLIO

Fixed-Rate Debt
Elmwood Park Shopping Center [8]	$ 31,775	100.0%	$ 31,775	5.53%	1/1/2016	None
Chicago Portfolio	15,035	100.0%	15,035	5.61%	2/1/2016	None
The Gateway Shopping Center	19,200	100.0%	19,200	5.44%	3/1/2016	None
330-340 River Street	10,484	100.0%	10,484	5.24%	5/1/2016	1 x 60 mos.
Brandywine Town Center	166,200	22.2%	36,933	5.99%	7/1/2016	None
Rhode Island Place Shopping Center	15,791	100.0%	15,791	6.35%	12/1/2016	None
239 Greenwich Avenue	26,000	75.0%	19,500	5.42%	2/11/2017	None
639 West Diversey	4,168	100.0%	4,168	6.65%	3/1/2017	None
Merrillville Plaza	25,241	100.0%	25,241	5.88%	8/1/2017	None
Bedford Green	29,263	100.0%	29,263	5.10%	9/5/2017	None
163 Highland Avenue	9,652	100.0%	9,652	4.66%	2/1/2024	None
Crossroads Shopping Center	67,500	49.0%	33,075	3.94%	9/30/2024	None
840 N. Michigan	73,500	88.4%	64,996	4.36%	2/10/2025	None
Georgetown Portfolio	17,651	50.0%	8,826	4.72%	12/10/2027	None
Unsecured interest rate swaps [1]	99,247	100.0%	99,247	3.70%	Various
Secured interest rate swaps [1]	72,958	99.8%	72,797	3.57%	Various

Sub-Total Fixed-Rate Debt	683,665		495,983	4.64%

Secured Variable-Rate Debt

664 N. Michigan	43,423	100.0%	43,423	Libor + 165	6/28/2018	1 x 60 mos.
4401 N. White Plains Road	6,046	100.0%	6,046	Libor + 190	9/1/2022	None
28 Jericho Turnpike	15,425	100.0%	15,425	Libor + 190	1/23/2023	None
60 Orange Street	8,064	98.0%	7,903	Libor + 175	4/3/2023	None
Secured interest rate swaps [1]	(72,958)	99.8%	(72,797)	Libor + 147

Unsecured Variable-Rate Debt

Unsecured Line of Credit [2]	33,500	100.0%	33,500	Libor + 140	1/31/2018	1 x 12 mos.
Unsecured Term Loan	50,000	100.0%	50,000	Libor + 130	11/25/2019	None
Unsecured Term Loan	50,000	100.0%	50,000	Libor + 130	7/2/2020	None
Unsecured interest rate swaps [1]	(99,247)	100.0%	(99,247)	Libor + 147

Sub-Total Variable-Rate Debt	34,253		34,253	Libor + 147

Total Debt - Core Portfolio	$ 717,918		$ 530,236	4.44%

Portfolio Debt - Detail (continued)
(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest	Maturity	Extension
Property	Entity	September 30, 2015	Percent	Amount	Rate	Date	Options

Funds

Fixed-Rate Debt
CityPoint [3]	Fund II	$ 19,000	17.9%	$ 3,406	1.25%	12/23/2016	1 x 12 mos.
216th Street [3]	Fund II	25,500	19.8%	5,054	5.80%	10/1/2017	None
CityPoint [3,6]	Fund II	5,262	18.8%	991	1.00%	8/23/2019	None
CityPoint [3]	Fund II	200,000	18.8%	37,657	4.75%	5/29/2020	None
Interest rate swaps [1]	Funds II & IV	35,000	20.7%	7,234	3.31%	Various

Sub-Total Fixed-Rate Debt		284,762		54,342	4.29%

Variable-Rate Debt
Cortlandt Towne Center	Fund III	83,293	19.9%	16,575	Libor + 165	1/24/2016	None
Nostrand Avenue	Fund III	11,657	19.9%	2,320	Libor + 265	2/1/2016	2 x 12 mos.
Heritage Shops	Fund III	24,500	19.9%	4,876	Libor + 155	2/28/2016	2 x 12 mos.
Broughton Street Portfolio	Fund IV	20,000	23.1%	4,624	Libor + 300	5/5/2016	1 x 6 mos.
640 Broadway [3]	Fund III	22,222	12.6%	2,792	Libor + 295	7/1/2016	None
CityPoint [3]	Fund II	20,000	18.8%	3,766	Libor + 170	8/23/2016	1 x 12 mos.
Acadia Strategic Opportunity II LLC	Fund II	12,500	20.0%	2,500	Libor + 275	10/19/2016	None
Acadia Strategic Opportunity IV LLC [4]	Fund IV	24,985	23.1%	5,777	Libor + 165	11/18/2016	None
Promenade at Manassas [3]	Fund IV	25,000	22.8%	5,696	Libor + 140	11/19/2016	2 x 12 mos.
CityPoint [3]	Fund II	62,000	17.9%	11,113	Sifma + 160	12/23/2016	1 x 12 mos.
1701 Belmont Avenue [3,7]	Fund IV	3,228	22.8%	735	Prime + 50	1/31/2017	None
Acadia Strategic Opportunity IV LLC [5]	Fund IV	34,500	23.1%	7,976	Libor + 275	2/9/2017	1 x 6 mos.
654 Broadway	Fund III	8,890	19.9%	1,770	Libor + 188	3/1/2017	2 x 12 mos.
Arundel Plaza [3]	Fund III	10,000	17.9%	1,791	Libor + 200	4/8/2017	1 x 12 mos.
New Hyde Park Shopping Center	Fund III	11,360	19.9%	2,261	Libor + 185	5/1/2017	2 x 12 mos.
938 W. North Avenue [3]	Fund IV	12,500	18.5%	2,312	Libor + 235	5/1/2017	1 x 12 mos.
1151 Third Avenue	Fund IV	12,481	23.1%	2,886	Libor + 175	6/3/2017	2 x 12 mos.
210 Bowery	Fund IV	4,600	23.1%	1,064	Libor + 275	10/15/2017	1 x 12 mos.
2819 Kennedy Boulevard [3]	Fund IV	6,802	22.8%	1,550	Libor + 215	12/9/2017	2 x 12 mos.
Eden Square [3]	Fund IV	16,000	22.8%	3,646	Libor + 200	12/17/2017	1 x 12 mos.
161st Street [3]	Fund II	29,500	19.8%	5,847	Libor + 250	4/1/2018	None
230/240 W. Broughton	Fund IV	4,984	11.6%	576	Libor + 190	5/1/2018	None
Paramus Plaza [3]	Fund IV	13,339	11.6%	1,542	Libor + 170	2/20/2019	None
Lake Montclair	Fund IV	15,000	23.1%	3,468	Libor + 215	5/1/2019	None
17 E. 71st Street	Fund IV	19,000	23.1%	4,393	Libor + 190	6/9/2020	None
1035 Third Avenue	Fund IV	42,000	23.1%	9,710	Libor + 235	1/27/2021	None
CityPoint [3]	Fund II	20,000	18.8%	3,766	Libor + 139	11/1/2021	None
3104 M Street [3,7]	Fund III	2,223	15.9%	354	Prime + 50	12/10/2021	None
Interest rate swaps [1]	Funds II & IV	(35,000)	20.7%	(7,234)	Libor + 199

Sub-Total Variable-Rate Debt		537,564		108,452	Libor + 200

Total Debt - Funds		$ 822,326		$ 162,794	2.89%

Total Debt - Core Portfolio and Funds		$ 1,540,244		$ 693,030	4.08%

Portfolio Debt - Notes
(in thousands)

[1] The Company has hedged a portion of its variable-rate debt with variable to fixed-rate swap agreements
[2] This is an unsecured revolving facility which has a current capacity up to $150,000 and can be increased to $300,000.
The interest rate will vary based on levels of leverage. As of September 30, 2015, the interest rate is LIBOR + 140 basis points.
[3] Acadia's interest in this Fund debt is also reflected net of other JV interests at the investment level.
[4] Total current availability under this facility is $150,000. Fund IV also has the ability to increase the size of this facility to a total of $206,478.
[5] Total current availability under this facility is $50,000.
[6] This loan was made in connection with the New Markets Tax Credit and contains a borrower option to purchase the loan for $1 at the end of the term.
[7] Bears interest at the greater of 4% or the Prime Rate plus 50 basis points.
[8] Subsequent to September 30, 2015, this loan was paid off.

Debt Analysis - Pro Forma Core Portfolio [1]

The Company anticipates completing the following financing transactions prior to February 1, 2016 and has already completed $100M in notional principal swap transactions related thereto:

New Projected Unsecured Financings:

Description	Amount	Maturity Date [3]	Swap Rate		Projected Interest Rate Range		All-in Rate

Unsecured Term Loan	$ 50,000	2021	1.29%	[2]	LIBOR + 130 bps		2.59%
Unsecured Term Loan	50,000	2022	1.31%	[2]	LIBOR + 165 bps		2.96%

Total New Financings	$ 100,000

Completed and Projected Debt Payoffs:

Description	Amount

Secured Debt:

Elmwood Park Shopping Center [2]	$ 31,775	1/1/2016					5.53%
Chicago Portfolio [3]	15,035	2/1/2016					5.61%
The Gateway Shopping Center [3]	19,200	3/1/2016					5.44%

	66,010

Unsecured Credit Facility	33,500						LIBOR + 140

Total Completed and Projected Debt Payoffs	$ 99,510

Net additional borrowings	$ 490

	Summary				Current		Pro Forma
					$	%	$	%
	Unsecured Debt				133,500	25%	200,000	38%
	Secured Debt				396,736	75%	330,726	62%
	Weighted Average Interest Rate of Current and Projected Debt				4.2%		2.8%
	Weighted Average Interest Rate of Current and Projected Core Portfolio Debt				4.4%		4.2%

[1] These anticipated financings are subject to certain customary closing conditions, and as such, no assurance can be given that the closings will be successfully completed.
[2] Completed subsequent to September 30, 2015.
[3] Other scheduled CMBS payoffs with no defeasance costs, which is approximately 90 days prior to maturity. Maturity dates for new financings are projected.

Future Debt Maturities [1]
(in thousands)

Core Portfolio
	Total Debt Maturities			Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled			Scheduled
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2015	$ 1,314	$—	$ 1,314	$ 1,273	$—	$ 1,273	n/a	n/a	n/a
2016	4,039	257,573	261,612	3,868	128,306	132,174	5.74%	5.74%	n/a
2017	3,551	82,926	86,477	3,225	76,426	79,651	5.51%	5.51%	n/a
2018	3,169	73,558	76,727	2,382	73,558	75,940	1.73%	n/a	1.73%
2019	2,740	50,000	52,740	1,920	50,000	51,920	1.50%	n/a	1.50%
Thereafter	14,053	224,995	239,048	8,933	180,345	189,278	1.96%	4.66%	1.67%
Total	$ 28,866	$ 689,052	$ 717,918	$ 21,601	$ 508,635	$ 530,236

Funds
	Total Debt Maturities			Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled			Scheduled
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2015	$ 734	$ 29,585	$ 30,319	$ 174	$ 6,840	$ 7,014	1.90%	n/a	1.90%
2016	1,818	299,499	301,317	349	57,543	57,892	2.00%	1.25%	2.05%
2017	961	139,878	140,839	193	29,696	29,889	2.70%	4.86%	2.05%
2018	918	34,484	35,402	183	6,423	6,606	2.74%	n/a	2.74%
2019	519	31,967	32,486	106	5,658	5,764	1.99%	1.00%	2.20%
Thereafter	1,567	280,396	281,963	301	55,328	55,629	3.98%	4.75%	2.34%
Total	$ 6,517	$ 815,809	$ 822,326	$ 1,306	$ 161,488	$ 162,794

Note:
[1] Does not include any applicable extension options

Core Portfolio Retail Properties - Detail [1]
												Leased	Annualized	Annualized
		Year	Acadia's	Gross Leaseable Area				In Place Occupancy				Occupancy	Base Rent	Base Rent PSF
Property	Key Tenants	Acquired	interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	Total	Total

URBAN AND STREET RETAIL
Chicago Metro

664 N. Michigan Avenue	Tommy Bahama, Ann Taylor Loft, Harley Davidson	2013	100.0%	18,141	—	—	18,141	100.0%	—	—	100.0%	100.0%	$4,399,313	$242.51
840 N. Michigan Avenue	H & M, Verizon Wireless	2014	88.4%	87,135	—	—	87,135	100.0%	—	—	100.0%	100.0%	7,548,895	86.63
Rush and Walton Streets Collection - 6 properties	Lululemon, Brioni, BHLDN, Marc Jacobs	2011/12	100.0%	41,432	—	—	41,432	96.0%	—	—	96.0%	100.0%	6,116,803	153.76
651-671 West Diversey	Trader Joe's, Urban Outfitters	2011	100.0%	46,259	—	—	46,259	100.0%	—	—	100.0%	100.0%	1,922,016	41.55
Clark Street and W. Diversey Collection - 3 properties	Ann Taylor, Akira	2011/12	100.0%	23,531	—	—	23,531	95.5%	—	—	95.5%	95.5%	1,226,222	54.56
Halsted and Armitage Collection - 9 properties	Intermix, BCBG, Club Monaco	2011/12	100.0%	44,658	—	—	44,658	95.2%	—	—	95.2%	95.2%	1,831,119	43.07
North Lincoln Park Chicago Collection - 6 properties	Forever 21, Aldo, Carhartt, Chase Bank	2011/14	100.0%	22,125	—	29,130	51,255	100.0%	—	67.6%	81.6%	81.6%	1,659,944	39.68
Roosevelt Galleria	Petco, Vitamin Shoppe	2015	100.0%	—	—	37,995	37,995	—	—	87.3%	87.3%	100.0%	921,467	27.78
				283,281	—	67,125	350,406	98.3%	—	78.8%	94.5%	96.4%	25,625,779	77.35
New York Metro
83 Spring Street	Paper Source	2012	100.0%	3,000	—	—	3,000	100.0%	—	—	100.0%	100.0%	686,272	228.76
152-154 Spring Street	—	2014	100.0%	2,936	—	—	2,936	100.0%	—	—	100.0%	100.0%	2,209,681	752.62
Mercer Street	3 X 1 Denim	2011	100.0%	3,375	—	—	3,375	100.0%	—	—	100.0%	100.0%	418,689	124.06
East 17th Street	Union Fare	2008	100.0%	11,467	—	—	11,467	100.0%	—	—	100.0%	100.0%	1,300,014	—
West 54th Street	Stage Coach Tavern	2007	100.0%	5,773	—	—	5,773	86.2%	—	—	86.2%	86.2%	2,053,184	412.37
61 Main Street	Chicos	2014	100.0%	3,400	—	—	3,400	100.0%	—	—	100.0%	100.0%	351,560	103.40
181 Main Street	TD Bank	2012	100.0%	11,350	—	—	11,350	100.0%	—	—	100.0%	100.0%	852,150	75.08
4401 White Plains Road	Walgreens	2011	100.0%	—	12,964	—	12,964	—	100.0%	—	100.0%	100.0%	625,000	48.21
Bartow Avenue	Sleepy's	2005	100.0%	—	—	14,676	14,676	—	—	100.0%	100.0%	100.0%	469,486	31.99
239 Greenwich Avenue	Betteridge Jewelers, Coach	1998	75.0%	16,553	—	—	16,553	100.0%	—	—	100.0%	100.0%	1,469,653	88.78
252-256 Greenwich Avenue	Madewell, Calypso, Jack Wills	2014	100.0%	9,172	—	—	9,172	100.0%	—	—	100.0%	100.0%	1,238,827	135.07
Third Avenue	Planet Fitness	2006	100.0%	—	21,650	18,670	40,320	—	100.0%	100.0%	100.0%	100.0%	898,891	22.29
868 Broadway	Dr Martens	2013	100.0%	2,031	—	—	2,031	100.0%	—	—	100.0%	100.0%	702,531	345.90
313-315 Bowery[2]	John Varvatos, Patagonia	2013	100.0%	6,600	—	—	6,600	100.0%	—	—	100.0%	100.0%	435,600	66.00
120 West Broadway	HSBC Bank, Citibank	2013	100.0%	13,838	—	—	13,838	80.5%	—	—	80.5%	100.0%	1,693,981	152.09
131-135 Prince Street	Folli Follie, Uno De 50	2013	100.0%	3,200	—	—	3,200	100.0%	—	—	100.0%	100.0%	1,269,324	396.66

2520 Flatbush Avenue	Bob's Discount Furniture, Capital One	2014	100.0%	—	—	29,114	29,114	—	—	100.0%	100.0%	100.0%	1,054,338	36.21
Shops at Grand	Stop & Shop (Ahold)	2014	100.0%	—	52,336	47,639	99,975	—	100.0%	81.6%	91.3%	91.3%	2,736,357	29.99
				92,695	86,950	110,099	289,744	96.2%	100.0%	92.1%	95.8%	96.7%	20,465,538	73.75
San Francisco Metro
City Center	City Target, Best Buy	2015	100.0%	—	174,311	30,337	204,648	—	100.0%	82.9%	97.5%	97.5%	7,333,292	36.76
				—	174,311	30,337	204,648	—	100.0%	82.9%	97.5%	97.5%	7,333,292	36.76
District of Columbia Metro
1739-53 & 1801-03 Connecticut Avenue	Ruth Chris Steakhouse, TD Bank	2012	100.0%	22,907	—	—	22,907	100.0%	—	—	100.0%	100.0%	1,321,630	57.70
Rhode Island Place Shopping Center	TJ Maxx	2012	100.0%	—	24,996	32,533	57,529	—	100.0%	83.1%	90.4%	90.4%	1,460,379	28.07
M Street and Wisconsin Corridor - 7 Properties	Lacoste, Juicy Couture, Coach	2011	62.4%	31,629	—	—	31,629	100.0%	—	—	100.0%	100.0%	2,711,644	85.73
				54,536	24,996	32,533	112,065	100.0%	100.0%	83.1%	95.1%	95.1%	5,493,653	51.55
Boston Metro
330-340 River Street	Whole Foods	2012	100.0%	—	40,800	13,426	54,226	—	100.0%	100.0%	100.0%	100.0%	1,130,470	20.85
				—	40,800	13,426	54,226	—	100.0%	100.0%	100.0%	100.0%	1,130,470	20.85

Total Urban and Street Retail				430,512	327,057	253,520	1,011,089	98.1%	100.0%	86.7%	95.8%	96.8%	$60,048,732	$61.97

Acadia Share Total Urban and Street Retail				403,952	327,057	253,520	984,529	97.9%	100.0%	86.7%	95.7%	96.7%	$55,050,237	$58.41

Notes:
[1] The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy", but for which rent payment has not yet commenced. Residential and office GLA is excluded.

613-623 West Diversey Parkway is under redevelopment.
[2] Represents the annual base rent paid to Acadia pursuant to a master lessee and does not reflect the rent paid by the retail tenants at the property.

Core Portfolio Retail Properties - Detail [1] (continued)
												Leased	Annualized	Annualized
		Year	Acadia's	Gross Leaseable Area				In Place Occupancy				Occupancy	Base Rent
Property	Key Tenants	Acquired	interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	Total	Total
SUBURBAN PROPERTIES
New Jersey
Elmwood Park Shopping Center	Walgreens, Pathmark (A&P)	1998	100.0%	—	62,610	86,460	149,070	—	100.0%	95.3%	97.3%	97.3%	$3,731,135	$25.73
Marketplace of Absecon	Rite Aid, Dollar Tree	1998	100.0%	—	46,724	57,832	104,556	—	100.0%	90.5%	94.8%	94.8%	1,435,991	14.49
60 Orange Street	Home Depot	2012	98.0%	—	101,715	—	101,715	—	100.0%	—	100.0%	100.0%	695,000	6.83

New York
Village Commons Shopping Center	—	1998	100.0%	—	—	87,330	87,330	—	—	98.1%	98.1%	98.1%	2,720,066	31.76
Branch Plaza	LA Fitness, The Fresh Market	1998	100.0%	—	77,364	49,877	127,241	—	100.0%	75.1%	90.2%	90.2%	2,924,835	25.47
Amboy Center	Stop & Shop (Ahold)	2005	100.0%	—	37,266	26,024	63,290	—	100.0%	100.0%	100.0%	100.0%	2,039,806	32.23
Pacesetter Park Shopping Center	Stop & Shop (Ahold)	1999	100.0%	—	52,052	46,107	98,159	—	100.0%	71.8%	86.7%	98.6%	1,087,616	12.77
LA Fitness	LA Fitness	2007	100.0%	—	55,000	—	55,000	—	100.0%	—	100.0%	100.0%	1,391,500	25.30
Crossroads Shopping Center	Home Goods, PetSmart, Kmart	1998	49.0%	—	202,727	108,035	310,762	—	100.0%	85.4%	94.9%	95.7%	6,820,829	23.12
New Loudon Center	Price Chopper, Marshalls	1993	100.0%	—	251,058	4,615	255,673	—	100.0%	100.0%	100.0%	100.0%	2,033,458	7.95
28 Jericho Turnpike	Kohl's	2012	100.0%	—	96,363	—	96,363	—	100.0%	—	100.0%	100.0%	1,650,000	17.12
Bedford Green	Shop Rite	2014	100.0%	—	37,981	52,491	90,472	—	100.0%	84.9%	91.2%	91.2%	2,463,749	29.86

Connecticut
Town Line Plaza [2]	Wal-Mart, Stop & Shop (Ahold)	1998	100.0%	—	163,159	43,187	206,346	—	100.0%	93.6%	98.7%	98.7%	1,719,260	16.17

Massachusetts
Methuen Shopping Center	Wal-Mart, Market Basket	1998	100.0%	—	120,004	10,017	130,021	—	100.0%	56.3%	96.6%	96.6%	1,152,579	9.17
Crescent Plaza	Home Depot, Shaw's (Supervalu)	1993	100.0%	—	156,985	61,163	218,148	—	100.0%	85.7%	96.0%	96.0%	1,812,245	8.65
201 Needham Street	Michael's	2014	100.0%	—	20,409	—	20,409	—	100.0%	—	100.0%	100.0%	591,861	29.00
163 Highland Avenue	Staples, Petco	2015	100.0%	—	40,505	—	40,505	—	100.0%	—	100.0%	100.0%	1,275,673	31.49

Vermont
The Gateway Shopping Center	Shaw's (Supervalu)	1999	100.0%	—	73,184	28,471	101,655	—	100.0%	100.0%	100.0%	100.0%	2,037,757	20.05

Illinois
Hobson West Plaza	Garden Fresh Markets	1998	100.0%	—	51,692	47,445	99,137	—	100.0%	92.2%	96.3%	96.3%	1,155,881	12.11

Indiana
Merrillville Plaza	Jo-Ann Fabrics, TJ Maxx	1998	100.0%	—	123,220	112,867	236,087	—	100.0%	100.0%	100.0%	100.0%	3,397,589	14.39

Michigan
Bloomfield Town Square	Best Buy, Home Goods,	1998	100.0%	—	153,839	81,947	235,786	—	100.0%	100.0%	100.0%	100.0%	3,574,900	15.16
	TJ Maxx, Dick's Sporting Goods
Ohio
Mad River Station	Babies 'R' Us	1999	100.0%	—	58,185	65,150	123,335	—	100.0%	67.4%	82.8%	82.8%	1,385,712	13.58

Delaware
Brandywine Town Center	Lowes, Bed Bath & Beyond,	2003	22.2%	—	775,803	48,608	824,411	—	94.0%	91.4%	93.8%	93.8%	12,450,986	16.10
	Target, Dick's Sporting Goods			—
Market Square Shopping Center	Trader Joe's, TJ Maxx	2003	22.2%	—	42,850	59,197	102,047	—	100.0%	100.0%	100.0%	100.0%	2,723,160	26.69
Naamans Road	—	2006	100.0%	—	—	19,984	19,984	—	—	100.0%	100.0%	100.0%	867,517	43.41

Pennsylvania
Mark Plaza	Kmart	1993	100.0%	—	104,956	1,900	106,856	—	100.0%	100.0%	100.0%	100.0%	240,664	2.25
Plaza 422	Home Depot	1993	100.0%	—	139,968	16,311	156,279	—	100.0%	100.0%	100.0%	100.0%	835,956	5.35
Route 6 Plaza	Kmart	1994	100.0%	—	146,568	29,021	175,589	—	100.0%	100.0%	100.0%	100.0%	1,291,568	7.36
Chestnut Hill	—	2006	100.0%	—	—	37,646	37,646	—	—	100.0%	100.0%	100.0%	908,141	24.12
Abington Towne Center [3]	Target, TJ Maxx	1998	100.0%	—	184,616	31,662	216,278	—	100.0%	70.4%	95.7%	95.7%	1,021,479	20.72
								—
Total Suburban Properties				—	3,376,803	1,213,347	4,590,150	—	98.6%	90.5%	96.5%	96.8%	67,436,913	16.16

Acadia Share Total Suburban Properties				—	2,594,125	1,074,398	3,668,523	—	99.6%	90.4%	96.9%	97.2%	$52,141,939	$15.80

TOTAL CORE PROPERTIES				430,512	3,703,860	1,466,867	5,601,239	98.1%	98.7%	89.9%	96.4%	96.8%	$127,485,645	$24.79

Acadia Share Total Core Properties				403,952	2,961,687	1,327,918	4,693,557	97.9%	99.6%	89.7%	96.7%	97.1%	$109,928,533	$25.67

Notes:
1 The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy", but for which rent payment has not yet commenced. Residential and office GLA is excluded.

2 Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
3 Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

Core Portfolio Top Tenants - Ranked by Annual Base Rent (ABR) [1]

		Pro-Rata
	Number of stores	Combined		Percentage of Total
	in Core			Percentage of
Tenant	portfolio	GLA	Base Rent	Portfolio GLA	Base Rent

Stop and Shop (Ahold)	4	207,513	$ 3,625,951	4.4%	3.3%

Best Buy	2	86,686	3,273,894	1.9%	3.0%

Target	2	155,822	3,224,714	3.3%	3.0%

LA Fitness	2	100,000	2,336,500	2.1%	2.1%

Verizon	2	31,371	2,330,565	0.7%	2.1%

Ann Taylor Loft	2	14,174	2,197,524	0.3%	2.0%

TJX Companies	9	218,734	1,920,512	4.7%	1.8%
-- TJ Maxx	5	120,123	854,724	2.6%	0.8%
-- Home Goods	2	51,863	621,790	1.1%	0.6%
-- Marshalls	2	46,748	443,998	1.0%	0.4%

Supervalu (Shaw's)	2	123,409	1,907,456	2.6%	1.7%

Home Depot	3	312,718	1,827,600	6.7%	1.7%

Walgreens	3	37,499	1,412,716	0.8%	1.3%

Sleepy's	9	47,781	1,352,983	1.0%	1.2%
Kate Spade	2	4,250	1,341,182	0.1%	1.2%
Citibank	5	17,283	1,288,617	0.4%	1.2%
Kmart	3	273,969	1,170,078	5.9%	1.1%
JP Morgan Chase	6	27,374	1,076,329	0.6%	1.0%
Bob's Discount Furniture	2	34,723	1,062,507	0.7%	1.0%
TD Bank	2	15,560	1,060,904	0.3%	1.0%
Trader Joe's	2	19,094	967,216	0.4%	0.9%
Gap (Banana Republic and Old Navy)	3	13,835	897,973	0.3%	0.8%
Urban Outfitters	2	19,902	879,450	0.4%	0.8%
TOTAL	67	1,761,697	$ 35,154,671	37.6%	32.2%

Note:
1 Does not include tenants that operate at only one Acadia Core location.

Core Portfolio Lease Expirations

	Street Tenants					Anchor Tenants					Shop Tenants					Total Tenants
		Gross Leased Area		Base Rent			Gross Leased Area		Base Rent			Gross Leased Area		Base Rent			Gross Leased Area		Base Rent
	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total

M to M [1]	—	—	—	$—	—	—	—	—	$—	—	9	34,185	2.6%	$21.93	2.1%	9	34,185	0.7%	$21.93	0.6%
2015	—	—	—	—	—	—	—	—	—	—	10	34,181	2.6%	27.71	2.6%	10	34,181	0.7%	27.71	0.7%
2016	9	47,465	11.3%	43.39	4.8%	9	332,463	9.8%	11.99	8.2%	48	192,229	14.4%	21.59	11.5%	66	572,157	11.2%	17.82	8.0%
2017	7	29,962	7.1%	95.07	6.7%	6	296,390	8.8%	11.11	6.8%	45	186,868	14.2%	29.26	15.2%	58	513,220	10.0%	22.62	9.1%
2018	6	74,979	17.8%	86.20	15.1%	8	472,193	14.0%	17.46	16.9%	54	170,888	13.0%	29.81	14.1%	68	718,060	14.0%	27.57	15.5%
2019	8	19,309	4.6%	170.12	7.7%	9	332,787	9.9%	8.82	6.0%	29	93,356	7.1%	25.17	6.5%	46	445,452	8.7%	19.24	6.7%
2020	12	32,005	7.6%	119.31	8.9%	10	499,656	14.8%	12.77	13.1%	26	100,364	7.6%	20.97	5.8%	48	632,025	12.4%	19.46	9.6%
2021	7	49,579	11.8%	58.11	6.7%	6	267,331	7.9%	10.58	5.8%	14	72,151	5.5%	24.1	4.8%	27	389,061	7.6%	19.14	5.8%
2022	5	19,361	4.6%	148.64	6.7%	2	69,837	2.1%	26.15	3.8%	20	82,004	6.2%	26.79	6.1%	27	171,202	3.3%	40.31	5.4%
2023	5	22,169	5.3%	94.47	4.9%	5	205,067	6.1%	17.92	7.6%	12	69,495	5.3%	26.04	5.0%	22	296,731	5.8%	25.54	5.9%
2024	8	60,828	14.4%	94.49	13.4%	7	330,390	9.8%	20.41	13.8%	23	114,318	8.7%	27.67	8.8%	38	505,536	9.9%	30.96	12.3%
Thereafter	15	65,335	0.2%	163.59	25.1%	14	571,099	16.8%	15.36	18.0%	28	168,350	12.8%	37.24	17.5%	57	804,784	15.7%	31.97	20.4%
Total	82	420,992	100.0%	$101.58	100.0%	76	3,377,213	100.0%	$14.41	100.0%	318	1,318,389	100.0%	$27.34	100.0%	476	5,116,594	100.0%	$24.92	100.0%

							254,916	Anchor GLA Owned by Tenants									254,916	Anchor GLA Owned by Tenants
		9,520	Total Vacant				71,731	Total Vacant				148,478	Total Vacant				229,729	Total Vacant
		430,512	Total Square Feet				3,703,860	Total Square Feet				1,466,867	Total Square Feet				5,601,239	Total Square Feet

Note:
[1] Leases currently under month to month or in process of renewal

Core Portfolio - New and Renewal Rent Spreads [1]

	Period ended		3 months ended		3 months ended		3 months ended
	September 30, 2015		September 30, 2015		June 30, 2015		March 31, 2015
	GAAP[3]	Cash[2]	GAAP[3]	Cash[2]	GAAP[3]	Cash[2]	GAAP[3]	Cash[2]
New leases
Number of new leases executed	7	7	0	0	6	6	1	1
GLA	12,400	12,400	0	0	10,239	10,239	2,161	2,161
New base rent	$70.79	$64.51	$0.00	$0.00	$79.29	$71.79	$30.50	$30.00
Previous base rent	$57.41	$60.78	$0.00	$0.00	$62.53	$66.04	$33.17	$35.88
Average cost per square foot	$54.74	$54.74	$0.00	$0.00	$57.80	$57.80	$40.22	$40.22
Weighted Average Lease Term (years)	8.2	8.2	0	0	7.9	7.9	10.0	10.0
Percentage growth in base rent	23.3%	6.1%	0.0%	0.0%	26.8%	8.7%	-8.0%	-16.4%

Renewal leases
Number of renewal leases executed	35	35	13	13	14	14	8	8
GLA	262,932	262,932	100,705	100,705	102,426	102,426	59,801	59,801
New base rent	$17.48	$17.10	$17.69	$17.56	$15.14	$14.83	$21.15	$20.21
Expiring base rent	$15.02	$15.51	$16.06	$16.65	$13.64	$14.12	$15.65	$15.98
Average cost per square foot	$5.83	$5.83	$0.18	$0.18	$3.31	$3.31	$19.68	$19.68
Weighted Average Lease Term (years)	6.0	6.0	5.1	5.1	5.2	5.2	8.8	8.8
Percentage growth in base rent	16.4%	10.3%	10.2%	5.5%	11.0%	5.0%	35.1%	26.5%

Total new and renewal Leases
Number of new and renewal leases executed	42	42	13	13	20	20	9	9
GLA commencing	275,332	275,332	100,705	100,705	112,665	112,665	61,962	61,962
New base rent	$19.88	$19.24	$17.69	$17.56	$20.97	$20.01	$21.48	$20.55
Expiring base rent	$16.93	$17.55	$16.06	$16.65	$18.08	$18.84	$16.26	$16.67
Average cost per square foot	$8.04	$8.04	$0.18	$0.18	$8.26	$8.26	$20.40	$20.40
Weighted Average Lease Term (years)	6.1	6.1	5.1	5.1	5.4	5.4	8.8	8.8
Percentage growth in base rent	17.4%	9.6%	10.2%	5.5%	16.0%	6.2%	32.1%	23.3%

Notes:
[1] Based on lease execution dates. Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects; renewal leases include exercised options.
[2] Rents have not been calculated on a straight-line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.
[3] Rents are calculated on a straight-line ("GAAP") basis.

Core Portfolio Capital Expenditures
Current Quarter

	Year-to-Date	Current Quarter	Previous Quarter	Previous Quarter
	Period ended	3 months ended	3 months ended	3 months ended		Prior Year ended
	September 30, 2015	September 30, 2015	June 30, 2015	March 31, 2015		December 31, 2014

Leasing Commissions	$1,303	$482	$611	$210		$939
Tenant Improvements	5,602	2,437	2,074	1,091		3,962
Capital Expenditures	2,742	651	414	1,677		964
Total Capital Expenditures	$9,647	$3,570	$3,099	$2,978		$5,865

Other redevelopment and re-anchoring related activities	$4,107	$—	$—	$4,107	[1]	$2,884	[2]

Note:
[1] Costs associated with the re-anchoring of East 17th Street.
[2] Costs associated with the re-anchoring of Branch and Crossroads shopping centers.

Property Demographics - Core
					3-Mile Radius
			Base	Total	Total	#	Median HH	Avg. HH
Property	City	State	Rent	GLA	Pop.	HH	Income	Income
Core - Urban and Street Retail

664 N. Michigan Avenue	Chicago	IL	$4,399,313	18,141	295,897	163,646	$74,143	$115,275
840 N. Michigan Avenue	Chicago	IL	7,548,895	87,135	307,531	172,435	79,109	122,284
Rush and Walton Streets Collection - 6 properties	Chicago	IL	6,116,803	41,432	319,505	178,056	75,196	116,122
613-623 West Diversey Parkway	Chicago	IL	—	19,265	404,680	217,820	70,480	105,904
651-671 West Diversey	Chicago	IL	1,922,016	46,259	413,506	220,785	70,198	105,234
Clark Street and W. Diversey Collection - 3 properties	Chicago	IL	1,226,222	23,531	406,523	217,890	70,388	105,694
Halsted and Armitage Collection - 9 properties	Chicago	IL	1,831,119	44,658	443,549	238,098	72,697	108,583
North Lincoln Park Chicago Collection - 6 properties	Chicago	IL	1,659,944	51,255	496,377	247,811	68,233	99,096
Roosevelt Galleria	Chicago	IL	921,467	37,995	357,206	178,934	65,333	100,927

83 Spring Street	Manhattan	NY	686,272	3,000	981,658	479,147	85,920	121,994
152-154 Spring Street	Manhattan	NY	2,209,681	2,936	918,561	473,494	87,476	126,722
Mercer Street	Manhattan	NY	418,689	3,375	942,758	457,309	85,389	121,063
East 17th Street	Manhattan	NY	1,300,014	11,467	1,079,577	547,698	91,428	133,947
West 54th Street	Manhattan	NY	2,053,184	5,773	1,249,501	636,418	91,179	137,662
61 Main Street	Westport	CT	351,560	3,400	46,740	17,572	126,406	193,141
181 Main Street	Westport	CT	852,150	11,350	46,401	17,290	132,350	187,954
4401 White Plains Road	Bronx	NY	625,000	12,964	571,325	214,126	52,977	65,542
Bartow Avenue	Bronx	NY	469,486	14,676	578,872	215,091	47,890	58,583
239 Greenwich Avenue	Greenwich	CT	1,469,653	16,553	67,092	24,790	112,373	169,820
252-256 Greenwich Avenue	Greenwich	CT	1,238,827	9,172	67,228	25,117	110,894	176,008
Third Avenue	Bronx	NY	898,891	40,320	1,239,993	443,231	35,628	49,095
868 Broadway	Manhattan	NY	702,531	2,031	1,077,976	547,276	91,410	134,095
313-315 Bowery	Manhattan	NY	435,600	6,600	1,032,158	506,284	85,730	122,785
120 West Broadway	Manhattan	NY	1,693,981	13,838	878,321	422,645	85,293	121,409
131-135 Prince Street	Manhattan	NY	1,269,324	3,200	990,615	484,990	88,621	132,090
2520 Flatbush Avenue	Brooklyn	NY	1,054,338	29,114	553,769	211,713	56,343	68,554
Shops at Grand	Queens	NY	2,736,357	99,975	935,540	331,826	56,790	68,721

City Center	San Francisco	CA	7,333,292	204,648	514,866	247,768	79,424	109,896

1739-53 & 1801-03 Connecticut Avenue	Washington	DC	1,321,630	22,907	338,815	164,797	81,801	108,533
Rhode Island Place Shopping Center	Washington	DC	1,460,379	57,529	348,349	157,678	66,984	86,314
M Street and Wisconsin Corridor - 7 properties	Georgetown	DC	2,711,644	31,629	321,861	160,430	87,539	114,211

330-340 River Street	Cambridge	MA	1,130,470	54,226	492,750	214,634	65,037	91,540

Total Core Urban and Street Retail
Weighted Average - Based on annual base rent					518,341	251,930	$78,728	$114,604

Property Demographics - Core (continued)
						3-Mile Radius
				Base	Total	Total	#	Median HH	Avg. HH
	Property	City	State	Rent	GLA	Pop.	HH	Income	Income

	Core - Suburban Properties

	Elmwood Park Shopping Center	Elmwood Park	NJ	$3,731,135	149,070	252,982	84,585	$60,290	$69,299
	Marketplace of Absecon	Absecon	NJ	1,435,991	104,556	32,668	11,471	61,717	73,395
	60 Orange Street	Bloomfield	NJ	695,000	101,715	338,909	125,166	56,211	67,492
	Village Commons Shopping Center	Smithtown	NY	2,720,066	87,330	67,473	22,922	109,170	123,046
	Branch Plaza	Smithtown	NY	2,924,835	127,241	67,554	22,991	108,660	122,359
	Amboy Center	Staten Island	NY	2,039,806	63,290	151,900	55,451	87,868	98,504
	Pacesetter Park Shopping Center	Pomona	NY	1,087,616	98,159	36,144	11,216	112,281	126,247
	LA Fitness	Staten Island	NY	1,391,500	55,000	128,131	45,167	79,348	89,832
	Crossroads Shopping Center	White Plains	NY	6,820,829	310,762	109,134	42,516	96,092	118,263
	New Loudon Center	Latham	NY	2,033,458	255,673	42,827	17,479	67,391	81,548
	28 Jericho Turnpike	Westbury	NY	1,650,000	96,363	95,953	29,144	108,872	129,163
	Bedford Green	Bedford Hills	NY	2,463,749	90,472	25,440	8,955	99,204	140,115
	Town Line Plaza	Rocky Hill	CT	1,719,260	206,346	46,399	19,437	72,685	86,521
	Methuen Shopping Center	Methuen	MA	1,152,579	130,021	99,701	34,864	50,705	60,706
	Crescent Plaza	Brockton	MA	1,812,245	218,148	98,838	34,781	57,332	64,961
	201 Needham Street	Newton	MA	591,861	20,409	105,304	36,441	129,789	181,225
	163 Highland Avenue	Newton	MA	1,275,673	40,505	94,925	33,363	132,872	186,226
	The Gateway Shopping Center	So. Burlington	VT	2,037,757	101,655	48,384	19,261	51,446	63,537
	Hobson West Plaza	Naperville	IL	1,155,881	99,137	94,989	34,059	103,910	126,405
	Merrillville Plaza	Hobart	IN	3,397,589	236,087	26,123	10,805	47,909	58,578
	Bloomfield Town Square	Bloomfield Hills	MI	3,574,900	235,786	56,773	22,617	62,547	94,909
	Mad River Station	Dayton	OH	1,385,712	123,335	65,307	28,938	56,592	69,153
	Mark Plaza	Edwardsville	PA	240,664	106,856	86,196	36,839	37,495	45,983
	Plaza 422	Lebanon	PA	835,956	156,279	45,792	18,157	44,301	52,611
	Route 6 Plaza	Honesdale	PA	1,291,568	175,589	6,832	2,962	37,786	44,999
	Chestnut Hill	Philadelphia	PA	908,141	37,646	147,436	62,292	58,777	77,506
	Abington Towne Center	Abington	PA	1,021,479	216,278	89,439	35,119	78,159	95,124

Total Core Suburban Properties
Weighted Average - Based on annual base rent						90,054	32,880	$78,745	$96,686

Total Core Properties
Weighted Average - Based on annual base rent						320,825	150,909	$78,736	$106,341

	Brandywine/Market Square/Naamans Rd [1]	Wilmington	DE	16,041,663	946,442	507,575	193,705	$72,923	$88,573

Note:
[1] Based on 10 mile radius demographics given the unique trade market for this asset. This has been excluded from the average calculations of 3-mile radius due to its unique trade market.

Property Demographics - Funds
						3-Mile Radius
				Base	Total	Total	#	Median HH	Avg. HH
	Property	City	State	Rent	GLA	Pop.	HH	Income	Income

	Fund II
	216th Street	Manhattan	NY	$2,574,000	60,000	963,175	337,894	$37,629	$48,228
	161st Street	Bronx	NY	3,238,376	249,336	1,274,128	450,383	33,329	45,066

Fund II
Weighted Average - Based on annual base rent						1,136,423	400,567	$35,233	$46,466

	Fund III
	Cortlandt Towne Center	Mohegan Lake	NY	$10,009,933	635,457	49,966	17,759	$84,926	$97,340
	654 Broadway	Manhattan	NY	566,500	2,896	1,007,518	497,906	86,836	124,507
	640 Broadway	Manhattan	NY	600,884	4,184	1,006,693	496,773	86,613	124,108
	New Hyde Park Shopping Center	New Hyde Park	NY	1,172,792	32,602	199,698	70,745	102,010	122,658
	Nostrand Avenue	Brooklyn	NY	1,484,526	42,912	544,351	203,713	51,528	65,388
	Arundel Plaza	Glen Burnie	MD	1,320,784	265,116	77,759	29,166	59,786	64,793
	Heritage Shops	Chicago	IL	3,241,075	81,730	288,116	154,272	71,414	110,831

Fund III
Weighted Average - Based on annual base rent						204,095	91,444	$79,248	$98,127

	Fund IV
	1151 Third Avenue	Manhattan	NY	$1,700,850	13,250	1,270,132	636,996	$87,522	$131,326
	17 East 71st Street	Manhattan	NY	1,792,487	8,432	1,266,902	623,592	87,241	138,121
	1035 Third Avenue	Manhattan	NY	912,760	7,617	1,312,871	661,001	88,317	139,161
	Paramus Plaza	Paramus	NJ	1,847,945	154,409	106,906	37,209	119,131	132,518
	2819 Kennedy Boulevard	North Bergen	NJ	605,558	47,539	526,721	241,698	78,834	110,806
	Promenade at Manassas	Manassas	VA	3,441,079	265,442	57,996	18,940	74,390	84,467
	Lake Montclair	Prince William County	VA	1,858,817	105,832	55,900	18,373	93,338	103,028
	1701 Belmont Avenue	Catonsville	MD	936,166	58,674	110,450	43,613	60,575	68,732
	Eden Square	Bear	DE	1,895,891	235,508	69,756	26,155	69,989	75,629
	938 W. North Avenue	Chicago	IL	988,726	33,228	453,690	239,813	72,447	108,382

Fund IV
Weighted Average - Based on annual base rent						446,410	215,674	$84,119	$106,820

Total - Funds
Weighted Average - Based on annual base rent						435,285	185,548	$74,819	$94,112

Fund Overview
As of September 30, 2015

I. KEY METRICS	Note	Fund I	Fund II	Fund III	Fund IV	Total
General Information:
Vintage		Sep-2001	Jun-2004	May-2007	May-2012
Fund Size		$90.0 Million	$300.0 Million	$502.5 Million	$540.6 Million	$1,433.1 Million
Acadia's Commitment		$20.0 Million	$60.0 Million	$100.0 Million	$125.0 Million	$305.0 Million
Acadia's Pro Rata Share		22.2%	20.0%	19.9%	23.1%	21.3%
Acadia's Promoted Share	[1]	37.8%	36.0%	35.9%	38.5%	37.0%
Number of Institutional Partners		4	6	14	17
Preferred Return		9.0%	8.0%	6.0%	6.0%	6.6%

Current-Quarter, Fund-Level Information:
Cumulative Contributions		$86.6 Million	$300.0 Million	$387.5 Million	$179.4 Million	$953.5 Million
Cumulative Net Distributions	[2]	$194.4 Million	$131.6 Million	$445.7 Million	$101.9 Million	$873.7 Million
Net Distributions/Contributions		224.5%	43.9%	115.0%	56.8%	91.6%
Unfunded Commitment	[3]	$0.0 Million	$47.1 Million	$62.5 Million	$361.2 Million	$470.8 Million
Acquisition Dry Powder	[4]	NA	NA	NA	$240.0 Million	$240.0 Million
Investment Period Closes		Closed	Closed	Closed	Aug-2016
Currently in a Promote Position? (Yes/No)		Yes	No	No	No

II. FEES & PRIORITY DISTRIBUTIONS EARNED BY ACADIA
Type:		Applicable to	Description
Asset Management	[5]	All funds	1.5% of implied capital
Property Management		All funds	4.0% of gross property revenues
Leasing		All funds	Market-rate leasing commissions
Construction/Project Management		All funds	Market-rate fees
Development		Fund III & IV	3.0% of total project costs

Notes:
[1]	Acadia's "Promoted Share" reflects Acadia's share of fund profits once all partners (including Acadia) have received a return of their cumulative contributions plus their cumulative preferred return.
Acadia's Promoted Share equals a 20% promote plus Acadia's pro rata share of the remaining 80%.
[2] Net of fees and promote
[3]	Unfunded Commitments are set aside to complete leasing and development at existing fund investments and, for Fund IV, to make new investments.
The Unfunded Commitment will not equal Fund Size less Cumulative Contributions in those instances where certain fund distributions have been marked as recallable or where the fund has released commitments due to, among other reasons, the closing of the fund's investment period or accelerated asset sales. With regard to Fund II, the Unfunded Commitment reflects a prior-period distribution that is subject to recontribution to the Fund until December 2016 if needed to fund the on-going redevelopment of existing Fund II investments.
[4]	Unfunded Commitments available to deploy into new investments
[5]	Implied Capital is Fund Size less capital attributed to sold investments or released

Fund Retail Properties - Detail [1]
												Leased	Annualized	Annualized
		Year	Ownership	Gross Leaseable Area				In Place Occupancy				Occupancy	Base Rent	Base Rent PSF
	Anchors	Acquired	%	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	Total	Total
Fund II Portfolio Detail

NEW YORK
New York
216th Street	NYC Human Resources Administration	2005	99.1%	—	60,000	—	60,000	—	100.0%	—	100.0%	100.0%	$2,574,000	$42.90
161st Street [2]	Various New York City & State agencies	2005	99.1%	—	160,916	88,420	249,336	—	34.6%	51.8%	40.7%	41.3%	3,238,376	31.91

Total - Fund II				—	220,916	88,420	309,336	—	52.4%	51.8%	52.2%	52.7%	$5,812,376	$35.99

Fund III Portfolio Detail

NEW YORK
New York
Cortlandt Towne Center	Wal-Mart, Best Buy, A&P	2009	100.0%	—	472,420	163,037	635,457	—	95.7%	85.3%	93.1%	96.7%	$10,009,933	$16.93
654 Broadway	Penguin (Perry Ellis)	2011	100.0%	2,896	—	—	2,896	100.0%	—	—	100.0%	100.0%	566,500	195.61
640 Broadway	Swatch	2012	63.1%	4,184	—	—	4,184	60.7%	—	—	60.7%	100.0%	600,884	236.48
New Hyde Park Shopping Center	PetSmart	2011	100.0%	—	13,507	19,095	32,602	—	100.0%	70.8%	82.9%	88.5%	1,172,792	43.41
Nostrand Avenue	—	2013	100.0%	—	—	42,912	42,912	—	—	75.2%	75.2%	80.1%	1,484,526	45.99

MID-ATLANTIC
Maryland
Arundel Plaza	Giant Food, Lowe's	2012	94.3%	—	231,920	33,196	265,116	—	100.0%	58.8%	94.8%	94.8%	1,320,784	5.25

MIDWEST
Illinois
Heritage Shops	LA Fitness, Ann Taylor Loft	2011	100.0%	—	49,878	31,852	81,730	—	100.0%	93.3%	97.4%	96.0%	3,241,075	40.72

Total - Fund III				7,080	767,725	290,092	1,064,897	76.8%	97.4%	80.7%	92.7%	95.3%	$18,396,494	$18.64

Fund IV Portfolio Detail

NEW YORK
New York
1151 Third Avenue	Vineyard Vines	2013	100.0%	13,250	—	—	13,250	100.0%	—	—	100.0%	100.0%	$1,700,850	$128.37
17 East 71st Street	The Row	2014	100.0%	8,432	—	—	8,432	100.0%	—	—	100.0%	100.0%	1,792,487	212.58
1035 Third Avenue [3]	—	2015	100.0%	7,617	—	—	7,617	71.4%	—	—	71.4%	71.4%	912,760	167.88

New Jersey
Paramus Plaza	Babies R Us, Ashley Furniture	2013	50.0%	—	74,837	79,572	154,409	—	100.0%	28.9%	63.4%	63.4%	1,847,945	18.89
2819 Kennedy Boulevard	Aldi	2013	98.6%	—	46,003	1,536	47,539	—	45.9%	100.0%	47.6%	100.0%	605,558	26.75

MID-ATLANTIC
Virginia
Promenade at Manassas	Home Depot, HH Gregg	2013	98.6%	—	194,038	71,404	265,442	—	100.0%	94.6%	98.6%	98.4%	3,441,079	13.15
Lake Montclair	Food Lion	2013	100.0%	—	33,000	72,832	105,832	—	100.0%	90.2%	93.2%	93.2%	1,858,817	18.84

Maryland
1701 Belmont Avenue	Best Buy	2012	98.6%	—	58,674	—	58,674	—	100.0%	—	100.0%	100.0%	936,166	15.96

Delaware
Eden Square	Giant Food	2014	98.6%	—	167,333	68,175	235,508	—	38.8%	79.0%	50.4%	50.4%	1,895,891	15.97

MIDWEST
Illinois
938 W. North Avenue	Sephora	2013	80.0%	33,228	—	—	33,228	62.6%	—	—	62.6%	62.6%	988,726	47.56

SOUTHEAST
Georgia
Broughton Street Portfolio [5]	J. Crew, L'Occitane	2014	50.0%	14,641	—	—	14,641	100.0%	—	—	100.0%	100.0%	490,236	33.48

Total - Fund IV				77,168	573,885	293,519	944,572	81.1%	77.8%	72.1%	76.3%	78.9%	$16,470,515	$22.85

Notes:
[1] The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy", but for which rent payment has not yet commenced. Residential and office GLA is excluded.

The following Fund II, Fund III and Fund IV properties are currently under redevelopment as further detailed under "Redevelopment Activity."
Property	Fund Ownership %
Sherman Avenue	99.1%
City Point	94.2%
Cortlandt Crossing	100.0%
Broad Hollow Commons	100.0%
3104 M Street	80.0%
210 Bowery	100.0%
Broughton Street Portfolio	50.0%
27 East 61st Street	100.0%
801 Madison Avenue	100.0%
650 Bald Hill Road [4]	90.0%
[2] Currently operating, but redevelopment activities have commenced.
[3] Property also includes 12,371 sf of 2nd floor office space and 29,760 sf parking garage (131 spaces).
[4] Property acquired subsequent to September 30, 2015.
5 Represents 4 of the 25 properties in this portfolio that have been leased. The remaining properties are still in development.

Funds Lease Expirations

	FUND II
		Gross Leased Area			Base Rent
	No. of Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	1	9,967	5.9%	$99,670	$10.00	1.7%
Thereafter	7	159,696	94.1%	5,712,706	35.77	98.3%
Total	8	169,663	100.0%	$5,812,376	$34.26	100.0%

		139,673	Total Vacant
		309,336	Total Square Feet

	FUND III						FUND IV
		Gross Leased Area			Base Rent			Gross Leased Area			Base Rent
	No. of Leases	Expiring	Percent			Percent	No. of Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	5	10,880	1.1%	$288,027	$26.47	1.6%	1	1,400	0.2%	$21,658	$15.47	0.1%
2015	4	61,054	6.2%	555,919	9.11	3.0%	1	3,600	0.5%	31,680	8.80	0.2%
2016	13	27,495	2.8%	1,229,146	44.70	6.7%	10	30,575	4.3%	581,879	19.03	3.5%
2017	8	76,110	7.7%	1,870,787	24.58	10.2%	14	90,109	12.6%	2,268,332	25.17	13.8%
2018	16	265,859	26.9%	3,920,955	14.75	21.3%	14	42,414	5.9%	932,130	21.98	5.7%
2019	11	259,468	26.3%	2,540,391	9.79	13.8%	10	97,783	13.7%	1,714,759	17.54	10.4%
2020	5	10,903	1.1%	305,840	28.05	1.7%	8	64,968	9.1%	1,709,328	26.31	10.4%
2021	4	45,262	4.6%	839,864	18.56	4.6%	2	34,544	4.8%	424,736	12.30	2.6%
2022	6	80,203	8.1%	1,729,670	21.57	9.4%	3	33,629	4.7%	492,521	14.65	3.0%
2023	5	26,031	2.6%	1,210,486	46.50	6.6%	4	47,063	6.6%	704,140	14.96	4.3%
2024	8	60,581	6.1%	2,030,948	33.52	11.0%	7	115,960	16.3%	2,989,150	25.78	18.1%
Thereafter	6	62,792	6.5%	1,874,461	29.85	10.1%	12	151,089	21.3%	4,600,202	30.45	27.9%
Total	91	986,638	100.0%	$18,396,494	$18.65	100.0%	86	713,134	100.0%	$16,470,515	$23.10	100.0%

		78,259	Total Vacant					231,438	Total Vacant
		1,064,897	Total Square Feet					944,572	Total Square Feet

Note:
[1] Leases currently under month to month or in process of renewal

Development Activity
($ in millions)

			Estimated
			Construction		Estimated Sq.Ft.				Acquisition & Development Costs										Outstanding
Property	Ownership	Location	Completion		Upon Completion		Leased Rate [4]	Key Tenants	Incurred		Estimated Future Range				Estimated Total Range				Debt
FUND II

City Point [1]	94.2%	Brooklyn, NY	2016/2020	[6]	763,000	[7]	66% [2]	Century 21, CityTarget, Alamo Drafthouse	$315.7	[3]	$74.3	to	$94.3	[3]	$390.0	to	$410.0	[3]	$240.0
Sherman Plaza	99.1%	New York, NY	TBD		TBD		—	TBD	35.6		TBD		TBD		TBD		TBD		—
									$351.3		TBD		TBD		TBD		TBD		$240.0

FUND III

Cortlandt Crossing	100%	Mohegan Lake, NY	2017		150,000 - 170,000		—	TBD	$13.8		$33.2	to	$42.2		$47.0	to	$56.0		$—
3104 M Street NW	80%	Washington, D.C.	2016		10,000		—	TBD	6.2		1.8	to	2.8		8.0	to	9.0		2.2
Broad Hollow Commons	100%	Farmingdale, NY	2016		180,000 - 200,000		—	TBD	14.2		35.8	to	45.8		50.0	to	60.0		—
									$34.2		$70.8		$90.8		$105.0		$125.0		$2.2

FUND IV

210 Bowery	100%	New York, NY	2016		16,000		—	TBD	$11.8		$6.7	to	$10.7		$18.5	to	$22.5		$4.6
Broughton Street Portfolio [5]	50%	Savannah, GA	2016		200,000		—	J. Crew, Lululemon, H&M	54.3		30.7	to	35.7		85.0	to	90.0		25.0
27 E. 61st Street	100%	New York, NY	2016		9,500		—	TBD	21.0		1.8	to	5.8		22.8	to	26.8		—
801 Madison Avenue	100%	New York, NY	2016		5,000		45%	TBD	33.5		2.5	to	7.5		36.0	to	41.0		—
									$120.6		$41.7		$59.7		$162.3		$180.3		$29.6

Notes:
[1] Acquired a leasehold interest in this property.
[2] Leased rate calculated on approximately 540,000 rentable square feet.
[3] Net of actual and anticipated contributions from retail tenants and proceeds from residential tower sales. Excludes Tower I. Debt and incurred costs are reduced by $5.3M relating to the New Markets Tax Credits received.

[4] The leased rate excludes pre-redevelopment tenants.
[5] This portfolio includes 25 buildings, including 4 which are operating.
[6] Phases I and II have an estimated completion date of 2016. Phase III has an estimated completion date of 2020.
[7] This reflects increases to Phase I and Phase II square footage, and the addition of Phase III square footage.

Reconciles to Consolidated Balance Sheet as follows:

Development costs above			$506.1

City Point Items:
Adjustment to FMV			33.8
Gain on sales			51.2
Costs of Tower 1			80.7

Less:
Development held as operating real estate			(33.5)
Development costs of unconsolidated properties			(54.3)
Deferred costs and other amounts			(8.8)

Total per consolidated balance sheet			$575.2

Important Notes

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading "Risk Factors" in the Company's Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations ("FFO") as defined by the National Association of Real Estate Investment Trusts ("NAREIT") to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. However, the Company’s method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent cash generated from operations as defined by generally accepted accounting principles ("GAAP") and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. The Company believes that income or gains derived from its RCP investments, including its investment in Albertson's, are private-equity investments and, as such, should be treated as operating income and therefore FFO. The Company believes that this supplemental adjustment more appropriately reflects the results of its operations. The Company also provides one other supplemental disclosure of operating performance, adjusted funds from operations ("AFFO"). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures.

USE OF EBITDA AND NOI AS NON-GAAP FINANCIAL MEASURES

EBITDA and NOI are widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they exclude various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. The Company’s method of calculating EBITDA and NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA and NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.